EXHIBIT 10.2


          THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES ISSUED PURSUANT TO THE STEWART ENTERPRISES, INC. 1995 INCENTIVE COMPENSATION
          PLAN THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.



                                STOCK OPTION AGREEMENT
                                   FOR THE GRANT OF
                        NON-QUALIFIED STOCK OPTIONS UNDER THE
                              STEWART ENTERPRISES, INC.
                           1995 INCENTIVE COMPENSATION PLAN


               THIS  AGREEMENT  is effective as of December 23, 1997 by and
          between  Stewart  Enterprises,   Inc.,  a  Louisiana  corporation
          ("SEI"), and Brent F. Heffron ("Optionee").

               WHEREAS Optionee is a key employee of SEI and SEI considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in SEI and an added incentive to advance the interests of SEI by possessing an option to purchase shares of the Class A common stock of SEI, no par value per share (the "Common Stock") in accordance with the Stewart Enterprises, Inc. 1995 Incentive Compensation Plan (the "Plan"), which was adopted by the Board of Directors on August 24, 1995 and approved by the shareholders on March 7, 1996.

               NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

                                          I.

                                   Grant of Option

               SEI hereby grants to Optionee effective December 23, 1997 (the "Date of Grant") the right, privilege and option to purchase 25,833 shares of Common Stock (the "Option") at an exercise price of $42.9375 per share (the "Exercise Price"). The Option shall be exercisable at the time specified in Section II below. The Option is a non-qualified stock option and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                         II.

                                   Time of Exercise

               2.1 Subject to the provisions of the Plan and the other provisions of this Agreement, the Optionee shall be entitled to exercise his Option as follows:

                    33 1/3%   of  the  total  number of
                              shares  covered  by   the
                              Option    beginning    on
                              September 7, 1998;

                    66 2/3%   of  the  total  number of
                              shares  covered  by   the
                              Option    beginning    on
                              September  7,  1999, less
                              any   shares   previously
                              issued;

                    100% of the total number of shares covered by the Option beginning on September 7, 2000, less any shares previously issued.

          The Option shall expire and may not be exercised later than October 31, 2001.

               2.2 If Optionee's employment is terminated, other than as a result of death, disability or retirement on or after reaching age 65 or early retirement with the approval of the Board of Directors, the Option must be exercised, to the extent exercisable at the time of termination of employment, within 30 days of the date on which Optionee ceases to be an employee, except that the Committee may upon request extend the period after termination of employment during which the Option may be exercised, but in no event later than October 31, 2001.

               2.3 If an Optionee ceases to be an employee because of disability within the meaning of Section 22(e)(3) of the Code or retirement, as described in Section 2.2, the Option must be exercised, to the extent exercisable at the time of termination of employment, within one year from the date on which Optionee ceases to be an employee, but in no event later than October 31, 2001.

               2.4 In the event of Optionee's death, the Option must be exercised by his estate, or by the person to whom such right evolves from him by reason of his death, to the extent exercisable at the time of death, within one year from the date of death, but in no event later than October 31, 2001.

                                         III.

                             Method of Exercise of Option

               Optionee may exercise all or a portion of the Option by delivering to SEI a signed written notice of his intention to exercise the Option, specifying therein the number of shares to be purchased. Upon receiving such notice, and after SEI has received payment of the Exercise Price as provided in the Plan, the appropriate officer of SEI shall cause the transfer of title of the shares purchased to Optionee on SEI's stock records and cause to be issued to Optionee a stock certificate for the number of shares being acquired. Optionee shall not have any rights as a shareholder until the stock certificate is issued to him.

                                         IV.

                                  Change of Control

               4.1 No later than 30 days after the approval by the Board of a Change of Control of the types described in Sections 12.11(a)(iii) and (iv) of the Plan, and no later than 30 days after a Change of Control of the type described in Sections 12.11(a)(i) and (ii) of the Plan, the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

                    (a) require that all outstanding options and/or SARs be
               exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options and SARs shall terminate,

                    (b) provide  for mandatory conversion of some or all of
               the outstanding options and SARs held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options and SARs shall be deemed automatically cancelled and Stewart shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option or SAR, as defined and calculated below, over the exercise price(s) of such options or SARs, or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess,

                    (c) make such equitable adjustments to Incentives  then
               outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary), or

                    (d) provide that thereafter  upon  any  exercise  of an
               option or SAR the participant shall be entitled to purchase under such option or SAR, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the merger, consolidation, asset sale, dissolution or other Change of Control of the type described in Sections 12.11(a)(iii) and (iv) of the Plan, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options or SARs.

               4.2 For the purposes of paragraph (b) of Section 4.1 the "Change of Control Value" shall equal the amount determined by whichever of the following items is applicable:

                    (a)  the  per share price to be paid to shareholders of
               Stewart  in  any  such   merger,   consolidation   or  other
               reorganization,

                    (b) the price per share offered to shareholders of Stewart in any tender offer or exchange offer whereby a Change of Control takes place, or

                    (c) in all other events, the Fair Market Value per share of Common Stock into which such options or SARs being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options or SARs.

                    (d) in the event that the consideration offered to shareholders of Stewart in any transaction described in this
               Section 4.2 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

                                          V.

                          No Contract of Employment Intended

               Nothing in this Agreement shall confer upon Optionee any right to continue in the employment of SEI or any of its subsidiaries, or to interfere in any way with the right of SEI or any of its subsidiaries to terminate Optionee's employment relationship with SEI or any of its subsidiaries at any time.

                                         VI.

                                    Binding Effect

               This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and successors.

                                         VII.

                                 Non-Transferability

               The Option granted hereby may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process.

                                        VIII.

                               Inconsistent Provisions

               The Option granted hereby is subject to the provisions of the Plan as in effect on the date hereof and as it may be amended. In the event any provision of this Agreement conflicts with such a provision of the Plan, the Plan provision shall control.


               IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        STEWART ENTERPRISES, INC.



                                        By:   /s/ James W. McFarland
                                           --------------------------------
                                            James W. McFarland
                                            Compensation Committee Chairman



                                               /s/ Brent F. Heffron
                                           --------------------------------
                                                    Brent F. Heffron
                                                        Optionee